Exhibit 10-2
FOURTH AMENDMENT TO CREDIT AGREEMENT
THIS FOURTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of June 29, 2020, by and among NEW SENIOR INVESTMENT GROUP INC., a Delaware corporation (“Borrower”), the undersigned parties to this Amendment executing as “Guarantors” (hereinafter referred to individually as “Guarantor” and collectively as “Guarantors”), KEYBANK NATIONAL ASSOCIATION (“KeyBank”), BMO HARRIS BANK N.A. (“BMO”), CAPITAL ONE, NATIONAL ASSOCIATION (“Capital One”), CADENCE BANK, N.A. (“Cadence”), DEUTSCHE BANK AG, NEW YORK BRANCH (“DB”), ROYAL BANK OF CANADA (“RBC”; KeyBank, BMO, Capital One, Cadence, DB and RBC collectively, the “Lenders”), and KeyBank as Agent for itself and the other Lenders from time to time a party to the Credit Agreement (as hereinafter defined) (KeyBank, in its capacity as Agent, is hereinafter referred to as “Agent”).
W I T N E S S E T H:
WHEREAS, the Borrower, Agent, KeyBank and the other Lenders are parties to that certain Credit Agreement dated as of December 13, 2018, as amended by that certain First Amendment to Credit Agreement dated as of May 10, 2019, as amended by that certain Second Amendment to Credit Agreement and Other Loan Documents dated as of February 10, 2020, and as amended by that certain Third Amendment to Credit Agreement dated as of April 7, 2020 (as the same may be varied, extended, supplemented, consolidated, replaced, increased, renewed, modified or amended from time to time, the “Credit Agreement”);
WHEREAS, certain of the Guarantors executed and delivered to Agent and the Lenders that certain Unconditional Guaranty of Payment and Performance dated as of December 13, 2018, and certain of the Guarantors have become a party to such Unconditional Guaranty of Payment and Performance pursuant to a Joinder Agreement dated as of February 10, 2020 (as the same may be varied, extended, supplemented, consolidated, replaced, increased, renewed, modified or amended from time to time, the “Guaranty”);
WHEREAS, the Borrower and the Guarantors have requested that the Agent and the Lenders make certain modifications to the Credit Agreement and Agent and the undersigned Lenders have consented to such modifications, subject to the execution and delivery of this Amendment.
NOW, THEREFORE, for and in consideration of the sum of TEN and NO/100 DOLLARS ($10.00), and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby covenant and agree as follows:
1.Definitions
. Capitalized terms used in this Amendment, but which are not otherwise expressly defined in this Amendment, shall have the respective meanings given thereto in the Credit Agreement.
2.Modifications of the Credit Agreement
. The Borrower, Agent and the Lenders do hereby modify and amend the Credit Agreement as follows:
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(a)By deleting in its entirety §7.7(a)(viii) of the Credit Agreement, and by inserting in lieu thereof the following:
“(viii) Umbrella/excess liability insurance with per occurrence limits of not less than $25,000,000.00 (or such lower amount as Agent may approve with respect to a Borrowing Base Property) to be in excess of the limits of the insurance required by clauses (v), (vi) and (vii) above, with coverage at least as broad as the primary coverages of the insurance required by clauses (v), (vi) and (vii) above, with any excess liability insurance to be at least as broad as the coverages of the lead umbrella policy.  All such policies shall be endorsed to provide defense coverage obligations;”.
(b)By deleting in its entirety §7.26 of the Credit Agreement, and inserting in lieu thereof the following:
“§7.26 Radon Testing. The phase I environmental site assessment for the Borrowing Base Property commonly known as Chateau Brickyard located at 3080 S Richmond Street, Salt Lake City, Utah has identified that laboratory results for radon gas concentration indicate that levels of radon gas in Unit 107 at such Borrowing Base Property are above the action level of 4.0 pCi/l, as established by the EPA.  On or before the date that is 270 days following the Second Amendment Effective Date (as such date may be extended by Agent), Borrower shall (a) engage an environmental consultant reasonably acceptable to the Agent to perform additional long-term radon sampling (for at least 91 days) in Unit 107 and (b) deliver the report of such environmental consultant (including the test results) to Agent.  Borrower shall undertake such additional action, including remedial action, as Agent may reasonably require if the radon level remains elevated above the action level described above.”
3.References to Credit Agreement
. All references in the Loan Documents to the Credit Agreement shall be deemed a reference to the Credit Agreement as modified and amended herein.
4.Consent of Guarantors
. By execution of this Amendment, Guarantors hereby expressly consent to the modifications and amendments relating to the Credit Agreement as set forth herein and the execution and delivery of any other agreements contemplated hereby, and Borrower and Guarantors hereby acknowledge, represent and agree that the Credit Agreement, as modified and amended herein, and the other Loan Documents remain in full force and effect and constitute the valid and legally binding obligation of Borrower and Guarantors, respectively, enforceable against such Persons in accordance with their respective terms, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors’ rights and the effect of general principles of equity, and that the Guaranty extends to and applies to the foregoing documents as modified and amended.
5.Representations

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. Borrower and Guarantors represent and warrant to Agent and the Lenders as follows as of the date of this Amendment:
(a)Authorization
. The execution, delivery and performance by the Borrower and the Guarantors of this Amendment and any other agreements contemplated hereby and the transactions contemplated hereby and thereby (i) are within the authority of Borrower and Guarantors, (ii) have been duly authorized by all necessary proceedings on the part of such Persons, (iii) do not and will not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which any of such Persons is subject or any judgment, order, writ, injunction, license or permit applicable to such Persons, (iv) do not and will not conflict with or constitute a default (whether with the passage of time or the giving of notice, or both) under any provision of the partnership agreement, operating agreement, articles of incorporation or other charter documents or bylaws of, or any agreement or other instrument binding upon, any of such Persons or any of its properties, (v) do not and will not result in or require the imposition of any lien or other encumbrance on any of the properties, assets or rights of such Persons other than the Liens and encumbrances in favor of the Agent contemplated by the Credit Agreement and the other Loan Documents, and (vi) do not require the approval or consent of any Person other than those already obtained and delivered to the Agent.
(b)Enforceability
. This Amendment is the valid and legally binding obligations of Borrower and Guarantors enforceable in accordance with the respective terms and provisions hereof, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors’ rights and general principles of equity.
(c)Approvals
. The execution, delivery and performance by the Borrower and the Guarantors of this Amendment and any other agreements contemplated hereby and the transactions contemplated hereby and thereby do not require the approval or consent of, or filing or registration with, or the giving of any notice to, any court, department, board, governmental agency or authority other than those already obtained and other than any public filings as may be required with respect to this Amendment.
(d)Reaffirmation
. Borrower and the Guarantors reaffirm and restate as of the date hereof each and every representation and warranty made by the Borrower, the Guarantors and their respective Subsidiaries in the Loan Documents except for representations or warranties that expressly relate to an earlier date. Each of the representations and warranties made by or on behalf of Borrower, Guarantors or any of their respective Subsidiaries contained in this Amendment, the Credit Agreement, the other Loan Documents or in any document or instrument delivered pursuant to or in connection with the Credit Agreement are true and correct in all material respects both as of the date as of which they were made and are true and correct in all material respects as of the date hereof, with the same effect as if made at and as of that time, except to the extent of changes

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resulting from transactions permitted by the Loan Documents (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct only as of such specified date).
(e)No Default
. By execution hereof, the Borrower and Guarantors certify that the Borrower and Guarantors are and will be in compliance with all covenants under the Loan Documents immediately after the execution and delivery of this Amendment and the other documents executed in connection herewith, and that no Default or Event of Default has occurred and is continuing.
6.Waiver of Claims
. Borrower and Guarantors acknowledge, represent and agree that Borrower and Guarantors as of the date hereof have no defenses, setoffs, claims, counterclaims or causes of action of any kind or nature whatsoever with respect to the Loan Documents, the administration or funding of the Loans or Letters of Credit or with respect to any acts or omissions of Agent or any Lender, or any past or present officers, agents or employees of Agent or any Lender, and each of Borrower and Guarantors does hereby expressly waive, release and relinquish any and all such defenses, setoffs, claims, counterclaims and causes of action, if any.
7.Ratification
. Except as hereinabove set forth, all terms, covenants and provisions of the Credit Agreement and the other Loan Documents remain unaltered and in full force and effect, and the parties hereto do hereby expressly ratify and confirm the Credit Agreement and the other Loan Documents. Nothing in this Amendment or any other document executed in connection herewith shall be deemed or construed to constitute, and there has not otherwise occurred, a novation, cancellation, satisfaction, release, extinguishment or substitution of the indebtedness evidenced by the Notes or the other obligations of Borrower and Guarantors under the Loan Documents (including without limitation the Guaranty). This Amendment shall constitute a Loan Document.
8.Counterparts
. This Amendment may be executed in any number of counterparts which shall together constitute but one and the same agreement.
9.Miscellaneous
. THIS AMENDMENT SHALL, PURSUANT TO NEW YORK GENERAL OBLIGATIONS LAW SECTION 5-1401, BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective permitted successors, successors-in-title and assigns as provided in the Credit Agreement.
10.Effective Date
. This Amendment shall be deemed effective and in full force and effect (the “Effective Date”) upon confirmation by the Agent of the satisfaction of the following conditions:

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(a)the execution and delivery of this Amendment by Borrower, Guarantors, Agent, and the Required Lenders;
(b)receipt by Agent of such other resolutions, certificates, documents, instruments and agreements as the Agent may reasonably request; and
(c)the Borrower shall have paid the reasonable fees and expenses of Agent in connection with this Amendment and the transactions contemplated hereby.
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IN WITNESS WHEREOF, the parties hereto, acting by and through their respective duly authorized officers and/or other representatives, have duly executed this Amendment under seal as of the day and year first above written.
BORROWER:
NEW SENIOR INVESTMENT GROUP INC., a Delaware corporation
By: /s/ Bhairav Patel
Name: Bhairav Patel
Title: EVP, Finance & Accounting
(SEAL)

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GUARANTORS:
SNR OPERATIONS LLC,
PROPCO 2 LLC,
PROPCO 6 LLC,
PROPCO 9 LLC,
PROPCO 22 LLC,
RLG OWNER LLC,
NIC 6 OWNER LLC,
NIC 9 VIRGINIA OWNER LLC,
SNR 22 OWNER LLC,
RLG UTAH OWNER LLC,
NIC 6 NEW YORK OWNER LLC,
CHATEAU BRICKYARD OWNER LLC,
NIC 6 MANOR AT WOODSIDE OWNER LLC,
NIC 9 HERITAGE OAKS OWNER LLC,
SNR 22 OKC OWNER LLC,
SNR 24 OWNER LLC,
PROPCO 24 LLC,
SNR 24 SHADS LANDING OWNER GP LLC,
SNR 24 CYPRESS WOODS OWNER LLC,
SNR 24 ROLLING HILLS RANCH OWNER LLC,
SNR 24 VENETIAN GARDENS OWNER LLC,
SNR 24 WINDWARD PALMS OWNER LLC,
RLG LEASING LLC,
NIC 6 MANAGEMENT LLC,
RLG UTAH LEASING LLC,
NIC 6 NEW YORK MANAGEMENT LLC,
NIC 9 VIRGINIA MANAGEMENT LLC,
SNR 22 MANAGEMENT LLC,
CHATEAU BRICKYARD OPERATIONS LLC,
NIC 6 MANOR AT WOODSIDE MANAGEMENT LLC,
NIC 9 HERITAGE OAKS MANAGEMENT LLC,
SNR 22 OKC MANAGEMENT LLC,
SNR 24 MANAGEMENT LLC,
SNR 24 CYPRESS WOODS MANAGEMENT LLC,
SNR 24 ROLLING HILLS RANCH MANAGEMENT LLC,
SNR 24 SHADS LANDING MANAGEMENT LLC,
SNR 24 VENETIAN GARDENS MANAGEMENT LLC,
SNR 24 WINDWARD PALMS MANAGEMENT LLC,
each a Delaware limited liability company
By: /s/ Lori B. Marino
Name: Lori B. Marino
Title: Vice President
(SEAL)
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SNR 24 SHADS LANDING INC.,
a Delaware corporation
By: /s/ Lori B. Marino
Name: Lori B. Marino
Title: Vice President
(SEAL)

SNR 24 SHADS LANDING OWNER LP,
a Delaware limited partnership
By: SNR 24 Shads Landing Owner GP LLC, a Delaware  limited liability company, its sole general partner
By: /s/ Lori B. Marino
Name: Lori B. Marino
Title: Vice President
(SEAL)

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LENDERS:
KEYBANK NATIONAL ASSOCIATION, individually and as Agent
By: /s/ Eric Hafertepen
Name: Eric Hafertepen
Title: Vice President
BMO HARRIS BANK N.A.
By: /s/ Lloyd Baron
Name: Lloyd Baron
Title: Managing Director
CAPITAL ONE, NATIONAL ASSOCIATION
By: /s/ Jason LaGrippe
Name: Jason LaGrippe
Title: Duly Authorized Signatory
CADENCE BANK, N.A.
By: /s/ Will Donnelley
Name: Will Donnelley
Title: Vice President
DEUTSCHE BANK AG, NEW YORK BRANCH
By:
Name:
Title:
By:
Name:
Title:
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ROYAL BANK OF CANADA
By: /s/ Brian Gross
Name: Brian Gross
Title: Authorized Signatory

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